SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement          [_]  Soliciting Material Under Rule
[_]  Confidential, For Use of the              14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials





--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:

________________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:

________________________________________________________________________________
5)   Total fee paid:

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[_]  Fee paid previously with preliminary materials:

________________________________________________________________________________
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)   Amount previously paid:

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     2)   Form, Schedule or Registration Statement No.:

________________________________________________________________________________
     3)   Filing Party:

________________________________________________________________________________
     4)   Date Filed:

________________________________________________________________________________

                                DAXOR CORPORATION
                          350 Fifth Avenue, Suite 7120
                               New York, NY 10118

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 26, 2003

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of DAXOR CORPORATION (the "Company") will be held at the principal offices of the Company, 350 Fifth Avenue (Empire State Building), Suite 7120, New York City, on Thursday, June 26, 2003 at 5:00 p.m., Eastern Daylight Time, for the following purposes:

            1. To elect a board of six directors, each to serve for a term of one year and until his successor shall have been duly elected and qualified.

            2. To transact such other business as may properly come before the meeting, or any adjournment thereof.

Shareholders of record at the close of business on May 20, 2003 will be entitled to notice of and to vote at the meeting.

                                             By Order of the Board of Directors,


                                             Diane M. Meegan, Secretary

Dated: May 22, 2003
New York, New York

IF YOU DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WISH YOUR SHARES TO BE VOTED, PLEASE DATE, SIGN, AND MAIL THE ACCOMPANYING FORM OF PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED ENVELOPE.

                                DAXOR CORPORATION
                          350 Fifth Avenue, Suite 7120
                               New York, NY 10118

                                 PROXY STATEMENT

      The accompanying proxy is solicited by and on behalf of the Board of Directors of Daxor Corporation, a New York Corporation (the "Company"), for use at the Annual Meeting of Shareholders to be held at the principal offices of the Company, 350 Fifth Avenue, Suite 7120, New York City, on Thursday, June 26, 2003 at 5:00 p.m., Eastern Daylight Time (the "Meeting"), or any adjournment thereof. Shareholders of record at the close of business on May 20, 2003, will be entitled to vote at the meeting.

      The Company will solicit proxies by mail. Arrangements will be made with brokerage houses and other custodians, nominees, and fiduciaries to forward solicitation material to the beneficial owners of the shares held of record by such persons, and the Company will reimburse them for the reasonable out-of-pocket expenses incurred by them in doing so.

      The shares represented by the accompanying proxy will be voted as directed with respect to the election of directors or, if no direction is indicated, will be voted in favor of election as directors of the nominees listed below. Each proxy executed and returned by a shareholder may be revoked at any time hereafter by giving written notice of such revocation to the Secretary of the Company, except as to any matter or matters upon which, prior to such revocation, a vote shall have been cast pursuant to the authority conferred by such proxy.

      The Annual Report to Shareholders for the fiscal year ended December 31, 2002, including financial statements, is being sent to shareholders on or before the date of this Proxy Statement which is the approximate date on which the Proxy Statement and form of Proxy are first being sent or given to shareholders.

      The Board of Directors of the Company, on the recommendation of its audit committee consisting of a majority of independent directors, has selected the firm of Frederick Kaden and Co. as the principal accountants for the current fiscal year. They (and their predecessors) have served in such capacity since 1974.

                  VOTING SECURITIES AND PRINCIPAL SHAREHOLDERS

      On May 20, 2003 the Company had issued and outstanding 4,642,084 shares of common stock, par value $.01 per share ("Common Stock"), each of which entitled the holder to one vote. Voting is not cumulative.

      The following table sets forth information as of May 20, 2003, with respect to all shareholders known by the Company to be beneficial owners of more than 5% of the outstanding Common Shares, all Directors, and all Directors and executive officers as a group. Except as noted below, each shareholder has sole voting and investment power with respect to shares owned.

--------------------------------------------------------------------------------

                                                       Number of
          Name & Address                           Common Shares
        of Beneficial Owner                      Beneficially Owned          Percent
        -------------------                      ------------------          -------
Joseph Feldschuh, M.D .........................      3,145,329                67.75%
President Daxor Corporation / Director
350 Fifth Avenue, Suite 7120
New York, NY 10118

Stephen M. Moss, Ph.D. / Director .............            100
P.O. Box 400
Bronxville, NY 10708-0400

James A. Lombard / Director ...................            200
190 East 206th Street
Bronx, NY 10458

Martin S. Wolpoff / Director ..................           2000
5700 Arlington Avenue
Bronx, NY 10471

Bruce Slovin / Director .......................         47,620
1 Eleven Associates, LLC
111 E.61st Street
New York, NY 10021

Robert Willens / Director .....................           5600
Lehman Brothers, Inc.
747 Seventh Avenue, 24th Flr
New York, NY 10019

All Directors and executive officers as a group      3,200,849                68.95%

All Directors including the President have options for 1,000 shares of Daxor stock exercisable at $10.00 to $15.00/share

--------------------------------------------------------------------------------

Based on its review of copies of the forms prescribed by Section 16(a) of the Securities and Exchange Commission Act of 1934 or written representation from certain reporting persons that no Form 5's were required for those persons, the Company believes that all of its Section 16 reporting persons complied with the filing requirements of Section 16(a) as of December 31, 2002.

I. Election of Directors

      An entire board of six directors is proposed to be elected at the meeting to hold office for a term of one year and until their successors shall have been duly elected and shall have qualified. The proxies will vote all proxies received "FOR" the election as directors of the nominees listed below if no direction to the contrary is given. In the event that any nominee is unable to serve, the proxy solicited herewith may be voted, in the discretion of the proxies, for the election of another person in his stead. The Board of Directors knows of no reason to anticipate that this will occur.

      The following information with respect to current and past five years' business experience, age and directorship has been furnished to the Company as of May 20, 2003, by each person nominated for election as director.

                                            Principal Occupation                              Director
                                            and Other Position                                Continuously
Name                                        with the Company                                  Since
----                                        ----------------                                  -----
Joseph Feldschuh, M.D., 67......        Chairman of the Board of Directors
                                        and President of the Company (1)                          1974

Stephen M. Moss, Ph.D., 50......        Vice President, Trading Room Risk
                                        Measurement, Monitoring and Control, CIBC (2)             1986

James Lombard, 68...............        Director of Administrative Services Division
                                        New York City Council (Retired) (3)                       1989

Martin S. Wolpoff, 60...........        Educational Consultant,
                                        Director, Administration Community
                                        School District (Retired) (4)                             1989

Bruce Slovin, 68................        President, One Eleven Associates, LLC (5)                 2002

Robert Willens, 56..............        Managing Director, Mergers & Acquisition
                                        Lehman Brothers, Inc (6)                                  2002

----------
(1) Joseph Feldschuh, M.D. has been President of Daxor since 1974. He is on the staff of Montefiore Hospital and Medical Center. From 1966 to 1983, Dr. Feldschuh was Director of the Cardiac Metabolic Laboratory at Metropolitan Hospital. He has been a Clinical Associate Professor in both medicine and pathology at New York Medical College and an Assistant Clinical Professor at Cornell Medical School. He performed the basic research at the College of Physicians and Surgeons (Columbia University) on the measurement and prediction of normal human blood volume. He is the co-inventor of the Blood Volume Analyzer and the inventor of the quantitative injection kit for the BVA-100. He is Board Certified in Cardiology and Internal Medicine.

(2) Stephen M. Moss, M.A., Ph.D, is a Vice President at CIBC World Markets Corp. in New York, with dual responsibilities as the U.S. Regional Head for Trading Room Risk Measurement, Monitoring and Control, and Business Specialist for Corporate and Commercial Credit Adjudication and Credit Asset Portfolio Management.

      Dr. Moss was previously a Managing Director in the Global Credit Risk Management Department at Bear Stearns, and before that he was the Director of Credit Risk Analytics at Salomon Smith Barney, where he reported to the Chief Credit Officer and ran a group of quantitative analysts. Between 1993 and 1998 he worked for the Chief Credit Officer at American International Group, dealing with concentrations of credit risk across two hundred business units in more than one hundred countries. Earlier in his career he was the Chief Information Officer and a Senior Vice President of Republic New York Securities Corporation, where he was responsible for all aspects of analytics, computers, technology and communications. He previously spent ten years on the institutional equity trading floor of Shearson Lehman Brothers, where he was one of the first developers on Wall Street of automated program trading. Dr. Moss has also run his own consulting firm, Toxophilus Risk Management Consulting.

      Before he immigrated to the United States in 1980, Dr. Moss attended Cambridge University in England, where he graduated with First Class Honors in Mathematics in 1975. His graduate work, also at Cambridge University, was in the field of Non-Linear Optimization, and he received Masters and Doctoral degrees in 1980.

(3)*  James A. Lombard holds an undergraduate degree in Business Administration
      (BBA) from Iona College and a Master's Degree (MBA) in Marketing, Banking , and Finance from New York University Graduate School of Business Administration. Mr. Lombard recently retired as Director, Administrative Services Division, City Council of New York and actively participates in civic and community affairs. Prior to joining the City Council, he worked in the field of Banking holding various administrative positions with Citicorp and other major Banking institutions.

(4)* Martin S. Wolpoff holds B.A., M.A. and M.S. degrees from the City University of New York. He has been active in community affairs since the 1970's. He has served on his local community Board (as a member for over two decades and its chair for three years), community school Board (member for nine years, president for three), Community Development Corporation (member for almost 10 years), and a member of the community advisory board for a New York City hospital. Mr. Wolpoff is retired from the New York City public school system, having served since 1965 as an educator, supervisor and administrator. He is currently an educational consultant.

(5) Bruce Slovin received his undergraduate degree in Economics from Cornell University and is a graduate of Harvard Law School. For the past 21 years, Mr. Slovin has served as the President and Director of MacAndrew & Forbes Holdings,Inc., a major industrial holding company. Mr. Slovin retired from this position in 2001. Mr. Slovin has been a member of the Board of Directors of Cantel Medical Corporation, a healthcare company concentrating primarily in infection prevention and control products and diagnostic and therapeutic medical equipment, since 1986. Mr. Slovin is a Trustee of Beth Israel Medical Center.

(6)* Robert Willens Robert Willens is a Managing Director in the Mergers & Acquisition department at Lehman Brothers, Inc in New York. Mr. Willens specializes in tax and accounting issues and in this capacity advises most areas of the firm regarding the optimal structures for corporate capital transactions. In addition, he has been instrumental in developing certain financial "products" with a view towards insuring that these products will provide clients with the desired tax and accounting results. Prior to joining Lehman Brothers (in 1987), Mr. Willens was a tax partner in the New York office of what was then known as Peat Marwick. Mr. Willens is a prolific author and has written Taxation of Corporate Capital Transactions, as well as over 200 articles for various professional journals. Each year of the past 10 years, Mr. Willens has been named to Institutional Investor's "All-American Research" Team. For the past 4 years, Mr. Willens was named by Accounting Today as one of the 100 "Most Influential Accountants" in the United States. Mr. Willens serves as an Adjunct Professor (Finance Department) at Columbia University's Graduate School of Business where he teaches the course entitled "Investment Banking Tax Factors." He is a member of the Board of Advisers of Columbia Capital Management.

* (member of the audit Committee)

There were five meetings of the Board of Directors during fiscal year 2002, of which all were attended by all Directors.

                                    OFFICERS

      GARY FISCHMAN obtained his Doctor of Podiatric Medicine from the Pennsylvania College of Podiatric Medicine and his Ph.D. in Pathology from Thomas Jefferson University. He served as Professor in Physiology. He joined the Daxor Corporation in May 1998 and he comes from a background of teaching and research. He is a diplomate of the American Academy of Pain Management. Dr. Fischman is currently Vice president of Research at Daxor Corporation.

      STEPHEN FELDSCHUH earned his undergraduate degree in Business Administration (BS) from Boston University in 1988. He also has his Master's degree (MBA) in Finance from Baruch College, 1997. After graduating college, he worked for Bear Stearns & Merrill Lynch as a Commodity Broker & Futures Trader. From 1992 to 1997, he joined Daxor as Operations Manager with various responsibilities including Quality Assurance of the laboratory. From mid 1997 to 1999, Mr. Feldschuh was a financial analyst doing mergers & acquisitions in the staffing industry for Headway Corporate Resources. Mr. Feldschuh then worked for Delia's Inc. as a Financial Controller until 2001 when he rejoined the Daxor Corporation as Vice President of Operations and recently named Chief Financial Officer.

      RONALD H. BALDRY was educated at the University of Durham in Great Britain, where he received his B.S.E.E., specializing in electronic instruments. Mr. Baldry was employed as a development engineer for instrumentation at nuclear research establishments in the United Kingdom and at Oak Ridge National Laboratory. Mr. Baldry was involved in the original mechanical design of the Company's Blood Volume Analyzer (BVA-100). Mr. Baldry was appointed Vice President/Engineering in 1996. He heads Daxor Oak Ridge. Mr. Baldry has been responsible for coordinating construction of the BVA-100 manufacturing facility. His responsibilities include coordination of other sub-contractors involved in the manufacturing of the BVA system.

      LILIYA MORGAYLO joined Daxor Corporation in the end of 2002. Ms. Morgaylo earned a B.A. in Economics from the University of Economics And Trade in Kiev, Ukraine in 1976. She came to the United States in 1996. She attended the FEGS Business School from 1996 to 1997, where she received a certificate in Bookkeeping and Administration. From 1997 to 1999, she worked as a bookkeeper for Products Finishing Corp. She worked as a bookkeeper and billing coordinator for the United Cerebral Palsy Association of New York from 1999 to 2000. From 2000 until joining Daxor at the end of 2002, she worked for AMDOCS as a bookkeeper. Ms. Morgaylo is currently a full charge bookkeeper at Daxor responsible for accounts payable and other treasury functions.

      DIANE MEEGAN joined Daxor Corporation in February 2002, as the Senior Executive Assistant to the CEO and President. Ms. Meegan served as the Official Executive Assistant to the CEO of Newbridge Securities, a wholly owned subsidiary of Citigroup, for 13 years. For 4 years, she served as a member of their Problem Review Board. In the past 2 years, she served as the Executive Assistant to the Head of Operations at Instinet Clearing Services. Ms. Meegan is currently the Corporate Secretary.

                             EXECUTIVE COMPENSATION

      The following is the executive compensation for officers earning more than $100,000.00.

Dr. Joseph Feldschuh, the Company's President, CEO, & Chairman of the Board of
Directors:

                YEAR ENDED DEC. 31               SALARY          BENEFITS
                ------------------               ------          --------
                       2002                     $ 215,000        $ 10,000
                       2001                     $ 195,646        $ 10,000
                       2000                     $ 184,450        $ 10,000

Stephen Feldschuh, the Company's Vice President of Operations and recently named Chief Financial Officer

                YEAR ENDED DEC. 31               SALARY          BENEFITS
                ------------------               ------          --------
                       2002                     $ 120,500        $ 8,435
Ronald N. Baldry, the Company's Vice President/Engineering:

                YEAR ENDED DEC. 31               SALARY          BENEFITS
                ------------------               ------          --------
                       2002                     $ 147,102        $1,500
                       2001                     $ 134,361        $1,500
                       2000                     $ 182,744        $1,500

For the year ended December 2002, the Company paid Directors $1,000 plus $500 for each meeting attended, plus expenses. The Company anticipates paying fees to Directors up to a maximum of $3,500 per year to each non-employee director.

STOCK OPTIONS

      In 1994, the Company adopted a stock option plan under Section 422(b) of the Internal Revenue Code wherein options would be granted to key employees, officers and directors where the exercise price would at least equal the fair market value on the market value on the date of grant. The term of the options are a maximum of five years. As of March 26, 2003, Daxor Corporation has granted 104,800 stock options with strike prices ranging from $10.00 to $21.00 per share. Of the 104,800 options, 44,800 are fully vested.

PERFORMANCE GRAPHS

VALUE LINE INSTITUTIONAL SERVICES
1-800-531-1425

Summary Data

Name                                               1998            1999             2000            2001             2002
----                                               ----            ----             ----            ----             ----
DAXOR CORP                                        14.42           -2.52           -30.36           87.68           -24.45
Standard & Poors 500                              26.71           19.62           -10.14          -13.04           -23.37
Medical Supplies                                  55.71           10.04            67.31           20.55            -5.36

Graph Plot Points

Name                              1997             1998            1999             2000            2001             2002
----                              ----             ----            ----             ----            ----             ----
DAXOR CORP                      100.00           114.42          111.54            77.67          145.78           110.13
Standard & Poors 500            100.00           126.71          151.56           136.20          118.43            90.76
Medical Supplies                100.00           155.71          171.34           286.67          345.57           327.05

AUDIT COMMITTEE

Members of the Audit Committee:

Robert Willens, Chairman of the Audit Committee

James Lombard

Martin Wolpoff

The Committee's function is one of oversight, recognizing that the Company's management is responsible for preparing the Company's financial statements, and the independent auditor is responsible for auditing those statements. In adopting this charter, the Board acknowledges that the Committee members are not employees of the Company and are not providing any expert or special assurance as to the Company's financial statements or any professional certification as to the external auditor's work or auditing standards. Each member of the Committee shall be entitled to rely on the integrity of those persons and organizations within and outside the Company that provide information to the Committee and the accuracy and completeness of the financial and other information provided to the Committee by such persons or organizations, absent actual knowledge to the contrary.

Each member qualifies as independent as defined in the Corporate Governance Guidelines. The Board includes at least one member who is an "Audit Committee Financial Expert" as such term may be defined from time to time by the SEC.

In 2003, the Audit Committee:

      o Reviewed and discussed the Company's 2002 audited financial statements with the Company's management;

      o Discussed with the independent auditors, Frederick Kaden & Co., the matters required to be discussed by the American Institute of Certified Public Accountants Auditing Standards Board Statement on Auditing Standards No.61 ("Communication with Audit Committees") which includes, among other items, matters related to the conduct of the audit of the Company's financial statements; and

Based on review and discussion of the Company's 2002 audited financial statements with management and the independent auditors, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements for the fiscal year ended December 31, 2002 be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2002.

During 2002, Frederick Kaden and Co. audited Daxor's consolidated financial statements, reviewed financial information in filings with the Securities and Exchange Commission, and provided tax services. Fees for services rendered in 2002 by Frederick Kaden and Co. were $44,150. A member of the firm is expected to be present at the Meeting.

                               II. OTHER BUSINESS

      As of this Proxy Statement, the only business which the Board of Directors intends to present, and knows that others will present, at the Meeting is that herein above set forth. If any other matter or matters are properly brought before the Meeting, or any adjournments thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their judgement.

                           III. SHAREHOLDERS PROPOSALS

      The Annual Meeting of the Company for the year ending December 31, 2003 is scheduled to be held in June 2004. In order to have any proposal presented by a shareholder at such meeting included in the Company's proxy statement and form of proxy relating to the meeting, the proposal must be received by the Company no later than December 15, 2003.

                                            By Order of the Board of Directors,


                                            DIANE M. MEEGAN, Secretary

Dated: May 22, 2003
New York, New York

--------------------------------------------------------------------------------
A COPY OF THE COMPANY'S ANNUAL REPORT OR FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2002 MAY BE OBTAINED BY SHAREHOLDERS SOLICITED HEREBY (WITHOUT CHARGE) UPON WRITTEN REQUEST TO FATIMA S. BAHA, INVESTOR RELATIONS, DAXOR CORPORATION, 350 FIFTH AVENUE, SUITE 7120, NEW YORK, NEW YORK, 10118. THE 10-K IS ALSO ACCESSIBLE THROUGH THE COMPANY WEBSITE WWW.DAXOR.COM.
--------------------------------------------------------------------------------

                             PROXY DAXOR CORPORATION
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

             Proxy for Annual Meeting of Shareholders-June 26, 2003

The undersigned, revoking any proxy heretofore given, hereby appoints Joseph Feldschuh, MD and Stephen Moss, PhD, or either of them, proxies of the undersigned, with full power of substitution, with respect to all Common Shares which the undersigned is entitled to vote at the Annual Meeting of Daxor Corporation (the "Company") to be held on June 26, 2003 at 5:00p.m., Eastern Daylight Time, at the principal offices of the Company, 350 Fifth Avenue, Suite 7120, New York, New York, 10118 or any adjournment thereof.

      Unless a contrary direction is indicated, this proxy will be voted FOR all nominees listed for election as directors in Item 1; if specific instructions are indicated, this Proxy will be voted in accordance therewith.

      In their discretion, the Proxies are authorized to transact such other business as may properly come before the meeting, or any adjournment thereof.

      The Board of Directors recommend a vote FOR all nominees for election as directors.

1.    Election of Directors ____ FOR all nominees listed below
                                 (except as marked to the contrary)

                            ____ WITHHOLD AUTHORITY to vote for  all nominees
                                 listed below.

(Instructions: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below)

           Joseph Feldschuh, M.D.     Bruce Slovin           Martin S. Wolpoff
           James A. Lombard           Stephen Moss Ph.D.     Robert Willens

      (To be completed and signed on reverse side)

(Continued from other side)


Dated________________, 2003             ________________________________________

                                        Please sign exactly as name appears
                                        hereon, if the shares are registered in
                                        the names of two or more persons, each
                                        should sign. Executors, administrators,
                                        trustees, guardians, attorneys-in-fact,
                                        corporate officers, general partners and other persons acting in a representative capacity should add their titles.

The above-signed hereby acknowledges receipt of the Notice of Annual Meeting and accompanying Proxy Statement and Annual Report of the Company furnished therewith

PLEASE FILL IN, DATE, SIGN AND MAIL THIS PROXY IN THE ENCLOSED POST-PAID RETURN ENVELOPE.